## SECOND ADDENDUM TO EMPLOYMENT AGREEMENT

This second addendum ("**Addendum**") is made and entered into this _3_ day of March 2020, by and between Qnergy Inc. ("**Qnergy**"), and Ory Zik, (the "**Employee**"). Each of the Company and Employee shall be referred to herein as a "**Party**" and collectively, the "**Parties**".

**WHEREAS**, The Parties hereto are parties to a certain Employment Agreement dated April 25, 2018, between Qnergy and the Employee (the "**Agreement**"); and

**WHEREAS** the Parties wish to clarify certain terms set forth in the Agreement, as further detailed hereunder, so that this Addendum will be attached to the Agreement and the Agreement will continue to be in effect, subject to the terms hereof.

**NOW, THEREFOR**, in consideration of the mutual premises, covenants and undertakings contained herein, the Parties hereto have hereby agreed as follows:

**1. Onetime Special Bonus due to an Equity Round**

Notwithstanding anything to the contrary set forth in the Agreement, it is hereby agreed that the special bonus paid due to an external equity round in accordance with the provisions of Section 6.3(ii) of the Agreement, shall be paid only once following the closing of the first external equity round concluded by the Company.

**2. General Provisions.**

1.1. The meaning of any capitalized term used but not defined in this Addendum shall be identical to meaning defined for such capitalized term in the Agreement.

1.2. Except for the changes and/or additions stated herein, all the other terms of the Agreement shall remain valid and bind the parties without any change.

1.3. In any case of a contradiction between the provisions of this Addendum and the provisions of the Agreement, the provisions of this Addendum shall prevail

1.4. This Addendum may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

**IN WITNESS WHEREOF**, the Parties hereto have hereby duly executed this Addendum on the day and year first set forth above.

______________________

**Qnergy Inc.**

By: ____________________

Name: __________________

Title: __________________

Ory Zik [signature]

______________________

**Ory Zik**